Exhibit 99.1
MBF HEALTHCARE ACQUISITION CORP.
(a corporation in the development stage)
FINANCIAL STATEMENTS
AND
INDEPENDENT AUDITORS’ REPORT
April 23, 2007

MBF HEALTHCARE ACQUISITION CORP.
(a corporation in the development stage)

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Board of Directors
MBF Healthcare Acquisition Corp.
We have audited the accompanying balance sheets of MBF Healthcare Acquisition Corp. (a Development Stage Company) (the “Company”) as of April 23, 2007 and December 31, 2006 and the statements of operations, stockholders’ equity and cash flows for the period from June 2, 2006 (date of inception) through April 23, 2007, the period from January 1, 2007 through April 23, 2007, and the period from June 2, 2006 (date of inception) through December 31, 2006. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of MBF Healthcare Acquisition Corp. (a Development Stage Company) as of December 31, 2006, and the results of its operations and its cash flows for the period from June 2, 2006 (date of inception) through April 23, 2007, the period from January 1, 2007 through April 23, 2007, and the period from June 2, 2006 (date of inception) through December 31, 2006, in conformity with accounting principles generally accepted in the United States of America.
/s/ Grant Thornton LLP
Miami, Florida
April 25, 2007

MBF HEALTHCARE ACQUISITION CORP.
(A DEVELOPMENT STAGE COMPANY)
BALANCE SHEETS

	April 23,	December 31,
	2007	2006
ASSETS
Current Assets:
Cash and cash equivalents	$1,592,103	$12,404
Restricted cash held in Trust Fund	149,250,000	—
Prepaid expenses	8,596	—
Total current assets	150,850,699	12,404
Deferred offering costs	—	457,908

Total Assets	$150,850,699	$470,312

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accrued expenses	—	16,285
Accrued offering costs	75,940	251,419
Notes payable to a related party	—	240,000
Deferred underwriter’s fee	5,250,000	—

Total current liabilities	5,325,940	507,704

Common stock, subject to possible redemption, 5,624,999 shares at redemption value	44,774,992	—

Commitment

Stockholders’ Equity
Preferred stock, $.0001 par value, Authorized 1,000,000 shares; no shares issued and outstanding	—	—
Common stock, $.0001 par value, Authorized 100,000,000 shares, issued and outstanding 23,781,250 shares (which includes 5,624,999 subject to possible redemption) and 4,687,500, respectively	2,378	469
Additional paid-in capital	100,843,848	19,531
Deficit accumulated during the development stage	(96,459)	(57,392)
Total stockholders’ equity	100,749,767	(37,392)

Total liabilities and stockholders’ equity	$150,850,699	$470,312

The accompanying notes are an integral part of these financial statements

MBF HEALTHCARE ACQUISITION CORP.
(A DEVELOPMENT STAGE COMPANY)
STATEMENTS OF OPERATIONS

	June 2, 2006		June 2, 2006
	(date of inception)	January 1, 2007	(date of inception)
	through	through	through
	April 23, 2007	April 23, 2007	December 31, 2006
Revenues	$—	$—	$—
Expenses:
Formation and operating costs	86,147	35,040	51,107

Net loss before interest expense	(86,147)	(35,040)	(51,107)
Interest expense	10,312	4,027	6,285

Loss before income tax provision	(96,459)	(39,067)	(57,392)
Tax expense	—	—	—

Net loss	$(96,459)	$(39,067)	$(57,392)

Weighted average shares outstanding	4,756,614	4,886,892	4,687,500
Net loss per share (basic and diluted)	$(0.02)	$(0.01)	$(0.01)

The accompanying notes are an integral part of these financial statements

MBF HEALTHCARE ACQUISITION CORP.
(A DEVELOPMENT STAGE COMPANY)
STATEMENT OF CHANGES IN STOCKHOLDERS’ EQUITY

				Deficit
				accumulated
			Additional	during the
	Common Stock		Paid-In	development
	Shares	Amount	Capital	stage	Total
Balance, June 2, 2006 (date of inception)	—	$—	$—	$—	$—
Initial capitalization from founding stockholder	4,687,500	469	19,531	—	20,000
Net loss	—	—	—	(57,392)	(57,392)

Balance, December 31, 2006	4,687,500	469	19,531	(57,392)	(37,392)

Sale of 343,750 units in a private placement	343,750	34	2,749,966	—	2,750,000

Sales of 4,250,000 warrants to initial stockholders			4,250,000		4,250,000

Sale of 18,750,000 units, net of underwriters’ discount and offering expenses of $11,398,782 (5,624,999 shares subject to possible redemption)	18,750,000	1,875	138,599,343	—	138,601,218
Proceeds subject to possible redemption of 5,624,999 shares	—	—	(44,774,992)	—	(44,774,992)

Net loss	—	—	—	$(39,067)	$(39,067)

Balance, April 23, 2007	23,781,250	$2,378	$100,843,848	$(96,459)	$100,749,767

The accompanying notes are an integral part of these financial statements

MBF HEALTHCARE ACQUISITION CORP.
(A DEVELOPMENT STAGE COMPANY)
STATEMENT OF CASH FLOWS

	June 2, 2006		June 2, 2006
	(date of inception)	January 1, 2007	(date of inception)
	through	through	through
	April 23, 2007	April 23, 2007	December 31, 2006
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(96,459)	$(39,067)	$(57,392)
Adjustments to reconcile net loss to net cash used in operating activities:
Changes in:
Prepaid expenses	(8,596)	(8,596)	—
Accrued expenses	—	(16,285)	16,285

Net cash used in operating activities	(105,055)	(63,948)	(41,107)

CASH FLOWS FROM INVESTING ACTIVITIES
Cash held in Trust Fund	(149,250,000)	(149,250,000)	—

Net cash used in investing activities	(149,250,000)	(149,250,000)	—

CASH FLOWS FROM FINANCING ACTIVITIES
Gross proceeds from initial public offering	150,000,000	150,000,000	—
Payment of costs of public offering	(6,072,843)	(6,072,843)	—
Proceeds from sale of units in a private placement	2,750,000	2,750,000	—
Proceeds from notes payable to a related party	275,000	35,000	240,000
Payments of notes payable to a related party	(275,000)	(275,000)	—
Payment of deferred offering costs	—	206,489	(206,489)
Proceeds from issuance of common stock to founding stockholders	20,000	—	20,000
Proceeds from issuance of warrants	4,250,000	4,250,000	—

Net cash provided by financing activities	150,947,157	150,893,646	53,511

Increase in cash and cash equivalents	1,592,102	1,579,698	12,404
Cash and cash equivalents, beginning of period	—	12,404	—

Cash and cash equivalents, end of period	$1,592,102	$1,592,102	$12,404
The accompanying notes are an integral part of these financial statements

MBF HEALTHCARE ACQUISITION CORP.
(a development stage company)
NOTES TO FINANCIAL STATEMENTS
April 23, 2007
Note A — Organization and Business Operations; Going Concern Considerations
     MBF Healthcare Acquisition Corp. (the “Company”) was incorporated in Delaware on June 2, 2006. The Company was formed to serve as a vehicle for the acquisition of an operating business through a merger, capital stock exchange, stock purchase, asset acquisition, or other similar business combination (the “Business Combination”). The Company has neither engaged in any operations nor generated any revenue to date. The Company is considered to be in the development stage and is subject to the risks associated with activities of development stage companies. The Company has selected December 31st as its fiscal year end.
     The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Public offering of Units (as defined in Note C below) (the “Public Offering”) and the private placement of 343,750 units and 4,250,000 warrants that occurred prior to the Public Offering (the “Private Placement”), although substantially all of the net proceeds of the Public Offering and Private Placement are intended to be generally applied toward consummating a Business Combination with (or acquisition of) one or more operating businesses in the healthcare industry. Furthermore, there is no assurance that the Company will be able to successfully effect a Business Combination. Upon the closing of the Public Offering, at least ninety-nine and a half (99.5%) percent of the gross proceeds of the Public Offering, after payment of certain amounts to the underwriters, were deposited in a trust account (the “Trust Account”), and were invested in money market funds meeting conditions of the Investment Company Act of 1940 or securities principally issued or guaranteed by the U.S. government until the earlier of (i) the consummation of its first Business Combination or (ii) the distribution of the Trust Account as described below. The remaining proceeds may be used to pay for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses. The Company, after signing a definitive agreement for the acquisition of a target business, will submit such transaction for stockholder approval. The Company will proceed with the Business Combination only if:
•	a majority of the shares of common stock voted by the public stockholders are voted in favor of the Business Combination; and

•	public stockholders owning less than 30% of the shares sold in the Public Offering both vote against the Business Combination and exercise their conversion rights as described below.
     Public stockholders voting against the Business Combination will be entitled to convert their stock into a pro rata share of the amount held in the Trust Account (including the amount held in the Trust Account representing the deferred portion of the underwriters’ discounts and commissions), including any interest earned on their pro rata share (net of taxes payable), if the Business Combination is approved and consummated.
     In the event that the Company does not complete a Business Combination within 24 months from the consummation of the Public Offering, the Company will dissolve and distribute the proceeds held in the Trust Account to public stockholders, excluding the existing stockholder to the extent of its initial stockholdings and the shares purchased by it in the Private Placement. In the event of such distribution, the per share value of the residual assets remaining available for distribution (including Trust Account assets) will be less than the initial public offering price per share in the Public Offering.

MBF HEALTHCARE ACQUISITION CORP.
(a development stage company)
NOTES TO FINANCIAL STATEMENTS — (Continued)
Note B — Summary of Significant Accounting Policies
[1] Cash and cash equivalents:
     The Company considers all highly liquid investments with original maturities of three months or less to be cash equivalents.
[2] Loss per common share:
     Loss per share is computed by dividing net loss applicable to common stockholders by the weighted average number of common shares outstanding for the period. The dilutive effect of common stock equivalents have been excluded from the diluted loss per share calculation for all periods presented as the effect is antidilutive.
[3] Use of estimates:
     The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of assets and liabilities at the date of the financial statements and the reported amounts of expenses during the report period. Actual results could differ from those estimates.
[4] Income taxes:
     Deferred income taxes are provided for the differences between the bases of assets and liabilities for financial reporting and income tax purposes. A valuation allowance is established when necessary to reduce deferred tax assets to the amount expected to be realized.
     The Company recorded a deferred income tax asset for the tax effect of net operating loss carryforwards, aggregating approximately $37,600 and $22,400 at April 23, 2007 and December 31, 2006, respectively. In recognition of the uncertainty regarding the ultimate amount of income tax benefits to be derived, the Company has recorded a full valuation allowance at April 23, 2007 and December 31, 2006.
     The effective tax rate differs from the statutory rate due to the increase in the valuation allowance.
[5] Deferred offering costs:
     Deferred offering costs as of December 31, 2006 consisted principally of legal and accounting fees incurred through the balance sheet date that were related to the Public Offering and were charged to additional paid-in capital upon the closing of the Public Offering.
[6] Fair value of financial instruments:
     Financial instruments consist primarily of cash in which the fair market value approximates the carrying value due to its short term nature.
Note C — Public Offering
     In the Public Offering the Company offered for public sale up 18,750,000 units (“Units”) (excluding 2,812,500 units pursuant to the underwriters over-allotment option). Each Unit consists of one share of the Company’s common stock, $0.0001 par value, and one redeemable common stock purchase warrant (each, a “Warrant”). Each Warrant entitles the holder to purchase from the Company one share of common stock at an exercise price of $6.00 commencing on the later of (a) one year from the date of the final prospectus for the Public Offering or (b) the completion of a Business Combination with a target business or the distribution of the Trust Account, and expiring four years from the date of the prospectus. At the Company’s sole discretion, the Warrants will be redeemable at a price of $0.01 per Warrant upon 30 days notice after the Warrants become exercisable, only in the event that the last sale price of the common stock is at least $11.50 per share for any 20 trading days within a 30 trading day period ending on the third day prior to the date on which notice of redemption is given. If and when the Warrants become redeemable by the Company, the Company may exercise its redemption right even if the Warrants are not exercisable by their holders. As a result of the Public Offering, which closed on April 23, 2007, the Company issued 18,750,000 warrants with the terms noted above. As a result of the Public Offering, the Company raised gross proceeds of $150,000,000 and incurred related offering costs of $11,398,782. Of the net proceeds after offering expenses of the Public Offering and the Private Placement, $149,250,000 was placed in a Trust Account. Except for payment of taxes, the proceeds will not be released from the Trust Account until the earlier of (i) the completion of a Business Combination or (ii) liquidation of the Company.

MBF HEALTHCARE ACQUISITION CORP.
(a development stage company)
NOTES TO FINANCIAL STATEMENTS — (Continued)
Note D — Related Party Transactions
     [1] The Company issued a $200,000 unsecured promissory note to its stockholder, MBF Healthcare Partners, LP, on June 12, 2006. On August 25, 2006, the promissory note was amended and restated to increase the principal amount of the note to $400,000 and convert the loan to a non-revolving line of credit. In 2007, the Company borrowed an additional $35,000 on this note. The note bears interest at a rate of 5% per annum and was paid in full upon the consummation of the Public Offering. Mike Fernandez, the Company’s Chairman and Chief Executive Officer has an interest in MBF Healthcare Partners, LP. The Company accrued $0 and $6,285 in interest on the note at April 23, 2007 and December 31, 2006, respectively.
     [2] The Company presently occupies office space provided by MBF Healthcare Partners, L.P., an affiliate of several of the officers of the Company. Such affiliate has agreed that it will make such office space, as well as certain office and secretarial services, available to the Company, as may be required by the Company from time to time. The Company has agreed to pay such affiliate $7,500 per month for such services which commenced on the effective date of the Registration Statement, April 17, 2007 and continues until the earlier of the acquisition of a target business by the Company or the Company’s liquidation. The Company has also agreed to reimburse MBF Healthcare Management, an entity owned by Mike Fernandez, of up to $750 per person per flight for the use of its corporate jet by the Company’s officers and directors in connection with activities on the Company’s behalf, such as identifying and investigating targets for the Company’s initial Business Combination. The Company accrued offering costs related to such services of $39,000 and $0 at April 23, 2007 and December 31, 2006, respectively.
Note E — Commitments
In connection with the Public Offering, the Company has committed to pay a fee of 3.5% of the gross offering proceeds, including the over-allotment option, to the underwriters at the closing of the Public Offering (or the over-allotment option, as the case may be). In addition, the Company has committed to pay a deferred fee of 3.5% of the gross proceeds to the underwriters on the completion of an initial business combination by the Company (subject to a pro rata reduction of $0.28 per share for public stockholders who exercise their conversion right). The Company paid the underwriters $5,250,000 upon the closing of the Public Offering. The remaining $5,250,000 has been accrued by the Company as of April 23, 2007.
Note F — Private Placement
In April 2007, MBF Healthcare Partners, L.P., a related party to the Company purchased an aggregate of 343,750 Units (the “Private Units”) from the Company at a price of $8.00 per unit and 4,250,000 redeemable common stock purchase warrants at a purchase price of $1.00 per warrant (the “Private Placement Warrants”), for an aggregate purchase price of $7,000,000. Each Private Unit consists of one share of the Company’s common stock, $0.0001 par value, and one redeemable common stock purchase warrant (each, a “Unit Warrant” and together with the Private Placement Warrants, the “Private Warrants”). Each Private Warrant entitles the holder to purchase from the Company one share of common stock at an exercise price of $6.00 commencing on the later of (a) one year from the date of the final prospectus for the Public Offering (April 17, 2007) or (b) the completion of a Business Combination with a target business or the distribution of the Trust Account, and expiring four years from the date of the final prospectus for the Public Offering. At the Company’s sole discretion, the Private Warrants will be redeemable at a price of $0.01 per Private Warrant upon 30 days’ notice after the Private Warrants become exercisable, only in the event that the last sale price of the common stock is at least $11.50 per share for any 20 trading days within a 30-day trading period ending on the third day prior to the date on which the notice of redemption is given. The Private Warrants will be identical to the Warrants, except that (1) upon a redemption of Private Warrants, MBF Healthcare Partners, L.P. will have the right to exercise the Private Warrants on a cashless basis and (2) upon the exercise of the Private Warrants, MBF Healthcare Partners, L.P. will receive unregistered shares of common stock.

MBF HEALTHCARE ACQUISITION CORP.
(a development stage company)
NOTES TO FINANCIAL STATEMENTS — (Continued)
Note G — Warrants
     None of the Warrants issued in the Public Offering will be exercisable and the Company will not be obligated to issue shares of common stock unless at the time of exercise a prospectus relating to common stock issuable upon exercise of these Warrants is current and the common stock has been registered or qualified or deemed to be exempt under the securities laws of the state of residence of the holder of the Warrants. In no event will the Company be required to net cash settle any Warrant exercise. Under the terms of the Warrant Agreement, the Company has agreed to use its reasonable best efforts to maintain a current prospectus relating to common stock issuable upon exercise of the Warrants issued in the Public Offering until the expiration of these Warrants. However, the Company makes no assurance that it will be able to do so and, if the Company does not maintain a current prospectus relating to the common stock issuable upon exercise of the Warrants issued in the Public Offering, holders will be unable to exercise their Warrants and the Company will not be required to settle any such Warrant exercise. If the prospectus relating to the common stock issuable upon the exercise of these Warrants is not current, or if the common stock is not qualified or exempt from qualification in jurisdictions in which the holders of the Warrants reside, these Warrants may have no value, the market for these Warrants may be limited and these Warrants may expire worthless. If a registration statement is not effective for any unexercised Warrant, then the purchaser of Units purchased in the Public Offering will be deemed to have paid the full purchase price of $8.00 for the one share of the Company’s common stock included in the Unit. Even if the prospectus relating to the common stock issuable upon exercise of the Warrants issued in the Public Offering is not current, the Private Warrants will be exercisable for unregistered shares of common stock. If and when the Warrants become redeemable by the Company, the Company may exercise its redemption right even if the Warrants are not exercisable by their holders.